February 15, 2019
TOUCHSTONE STRATEGIC TRUST
TOUCHSTONE CREDIT OPPORTUNITIES FUND
Supplement to the Summary Prospectus Dated October 30, 2018

Notice of Reduction in Advisory Fee and Expense Limitations and Additions to Portfolio Management Team

The Board of Trustees of Touchstone Strategic Trust (the “Trust”), including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the advisory fee and expense limitations of the Touchstone Credit Opportunities Fund (the “Fund”).

Accordingly, effective March 1, 2019, the Fund will pay its investment advisor, Touchstone Advisors, Inc. (the "Advisor"), an advisory fee at an annualized rate of 0.60% of average daily net assets compared to the previous advisory fee rate of 1.10% of average daily net assets of the Fund. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the current month. Additionally, effective March 1, 2019, the Advisor has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.08%, 1.83%, 0.83%, and 0.73% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This contractual expense limitation is effective through February 29, 2020. The Fund’s previous contractual expense limitations were 1.69%, 2.44%, 1.44% and 1.34% for Classes A, C, Y and Institutional Class shares, respectively.

Additionally, Jason Duko and Kapil Singh have been appointed as portfolio managers of the Touchstone Credit Opportunities Fund (the “Fund”), which is sub-advised by Ares Capital Management II LLC (“Ares”). Messrs. Duko and Singh both joined Ares in 2018 as partners and portfolio managers. Previously, Mr. Duko served as portfolio manager at PIMCO and Mr. Singh served as a research analyst at DoubleLine Capital. Seth Brufsky will continue to serve as a portfolio manager to the Fund.

Accordingly, the section in the Fund’s Summary Prospectus entitled “The Fund’s Management” is replaced with the following:

The Fund’s Management
Investment Advisor
Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund		Primary Title with Sub-Advisor
Ares Capital Management II	Seth Brufsky	Since inception in August 2015		Founding Member, Senior Partner and Portfolio Manager
	Jason Duko	Since 2018		Partner and Portfolio Manager
	Kapil Singh	Since 2018	Partner and Portfolio Manager	Partner and Portfolio Manager

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TCOAX-S1-1902